     As filed with the Securities and Exchange Commission on March 23, 2001


                                                      Registration No. 333-57444


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO.1

                                       TO

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                              ANALOG DEVICES, INC.
             (Exact name of registrant as specified in its charter)

MASSACHUSETTS                                                    04-2348234
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


ONE TECHNOLOGY WAY
NORWOOD, MASSACHUSETTS                                         02062-9106
(Address of principal executive offices)                       (Zip Code)

                      VARIOUS INDIVIDUAL STOCK RESTRICTION
                       AND SIMILAR AGREEMENTS BETWEEN THE
                        REGISTRANT AND EMPLOYEES THEREOF
                           RELATING TO CHIPLOGIC, INC.
                            (Full title of the Plan)

                             Paul P. Brountas, Esq.
                                Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109
                     (Name and address of agent for service)

                                 (617) 526-6000
          (Telephone number, including area code, of agent for service)

     This Post-Effective Amendment No. 1 on Form S-8 amends and restates the
Exhibit Index and Exhibit 4.4 of the Registration Statement on Form S-8 of Analog Devices, Inc. (the "Company") pertaining to various individual stock restriction and similar agreements between the Company and employees thereof relating to ChipLogic, Inc. filed on March 22, 2001, for the purpose of correcting a transmission error which resulted in the inadvertent omission of various pages of Exhibit 4.4.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwood, Commonwealth of Massachusetts, on this March 23, 2001.

                                        ANALOG DEVICES, INC.


                                        By: /s/ Joseph E. McDonough
                                           -----------------------------------
                                           Joseph E. McDonough
                                           Vice President-Finance and
                                           Chief Financial Officer

                                  SIGNATURES






Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the dates indicated.



        SIGNATURE                    TITLE                              DATE

            *                      President, Chief Executive
-------------------------------    Officer and Director
JERALD G. FISHMAN                  (Principal Executive Officer)     March 23, 2001

            *                      Chairman of the Board
-------------------------------    and Director                      March 23, 2001
RAY STATA

/s/ Joseph E. McDonough            Vice President-Finance
-------------------------------    and Chief Financial
JOSEPH E. MCDONOUGH                Officer (Principal Financial
                                   and Accounting Officer)           March 23, 2001


            *                      Director                          March 23, 2001
-------------------------------
JOHN L. DOYLE


            *                      Director                          March 23, 2001
-------------------------------
CHARLES O. HOLLIDAY, JR.


            *                      Director                          March 23, 2001
-------------------------------
JOEL MOSES


            *                      Director                          March 23, 2001
-------------------------------
F. GRANT SAVIERS


            *                      Director                          March 23, 2001
-------------------------------
LESTER C. THUROW


*By: /s/ Joseph E. McDonough
     ---------------------------
         Joseph E. McDonough
         Attorney-in-Fact

                                  EXHIBIT INDEX
EXHIBIT
NUMBER      DESCRIPTION
-------     -----------
4.1 (1)     Restated Articles of Organization of the Registrant

4.2 (2)     By-Laws of the Registrant

4.3 (3) Rights Agreement dated as of March 18, 1998 between the Registrant and BankBoston, N.A. as Rights Agent

4.4         Form of Stock Restriction Agreement

5*          Opinion of Hale and Dorr LLP
23.1*       Consent of Hale and Dorr LLP (included in Exhibit 5)
23.2*       Consent of Independent Auditors

24* Power of Attorney (included on the signature page to this Registration Statement)

---------

(1) Incorporated herein by reference to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended January 30, 1999, filed on March 15, 1999.
(2) Incorporated herein by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1998, filed on January 28, 1999.
(3) Incorporated herein by reference to the Registrant's Registration Statement on Form 8-K (File No. 001-07819) filed on March 19, 1998, as amended by Amendment No. 1 to Rights Agreement, entered into as of October 14, 1999 (incorporated herein by reference to the Registrant's Registration Statement on Form 8-K/A (File No. 001-07819) filed on November 19, 1999).

 * Previously filed.



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